LEGG MASON PARTNERS VARIABLE INCOME TRUST

SUPPLEMENT DATED APRIL 15, 2011 TO THE

STATEMENT OF ADDITIONAL INFORMATION, DATED

APRIL 30, 2010, OF

LEGG MASON WESTERN ASSET VARIABLE HIGH INCOME PORTFOLIO

Effective as of May 1, 2011, the following text replaces the section titled “Other Accounts Managed by Portfolio Managers”:

The table below identifies, for each portfolio manager, the number of accounts (other than the fund with respect to which information is provided) for which he or she has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance are also indicated.

Data for registered investment companies is shown based on the specific portfolio managers that are named in the applicable disclosure documents. Data for other pooled investment vehicles and other accounts is reported based on Western Asset’s practice of naming a particular individual to maintain oversight responsibility for each vehicle/account. Where the named individual has been assigned primary responsibility for oversight of an other pooled investment vehicle or other account, that vehicle/account has been allocated to that individual for disclosure purposes, but not other portfolio managers that may be involved in managing that vehicle/account.

Fund	Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Variable High Income Portfolio	Stephen A. Walsh	108 registered investment companies with approximately $184.2 billion in total assets under management (none of which charges a performance fee)	229 other pooled
investment vehicles
with approximately
$107.7 billion in total
assets under
management (of
which 6 other pooled
investment vehicles
with approximately
$1.1 billion in total
assets under
management charge a
			performance fee)	832 other accounts with approximately $190.2 billion in total assets under management (of which 93 other accounts with approximately $24.2 billion in total assets under management charge a performance fee)

	Michael C. Buchanan	52 registered investment companies with approximately $29.8 billion in total assets under management (none of which charges a performance fee)	6 other pooled investment vehicles with approximately $3.3 billion in total assets under management (none of which charges a performance fee)	13 other accounts with approximately $1.6 billion in total assets under management (none of which charges a performance fee)

	Keith J. Gardner	45 registered investment companies with approximately $26.7 billion in total assets under management (none of which charges a performance fee)	6 other pooled investment vehicles with approximately $0.62 billion in total assets under management (none of which charges a performance fee)	2 other accounts with approximately $0.13 billion in total assets under management (none of which charges a performance fee)

Effective as of May 1, 2011, the following text replaces the section titled “Portfolio Manager Securities Ownership”:

The table below identifies ownership of portfolio securities by each portfolio manager of Variable High Income Portfolio as of December 31, 2009, unless otherwise noted. None of the portfolio managers own fund shares because fund shares are available only through the purchase of variable annuity or variable life insurance contracts issued by insurance companies through their separate accounts.

Fund	Portfolio Manager	Dollar Range of Ownership of Securities ($)
Variable High Income Portfolio	Stephen A. Walsh	None
	Michael C. Buchanan	None
	Keith J. Gardner	None

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